UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2014

BSD MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32526	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2188 West 2200 South

Salt Lake City, Utah 84119

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 972-5555

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 9, 2014, BSD Medical Corporation, a Delaware corporation (“BSD” or “the Company”) entered into an At-the-Market Issuance Sales Agreement with MLV & Co. LLC (“MLV”), pursuant to which BSD may issue and sell from time to time, shares of its previously authorized but unissued common stock having an aggregate market value of up to $8,000,000 through MLV, acting as sales agent.  Sales of our common stock through MLV, if any, will be made by any method permitted that is deemed an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended.  MLV will act as sales agent using commercially reasonable efforts consistent with its normal trading and sales practices.

BSD common shares will be sold at market prices prevailing at the time of the sale of its common stock at no discount to market and no warrants attached.  Because the shares can and will be sold over time, the prices at which common stock is sold may change.  BSD is not obligated to make any sales under the Sales Agreement.

Each time the Company wishes to issue and sell common stock under the sales agreement, it will notify MLV of the number of shares to be issued, any minimum price below which sales may not be made and other sales parameters as BSD deems appropriate.  The Company will pay MLV a commission rate of 3.0% of the gross proceeds from the sale of any common stock sold through MLV as sales agent under the sales agreement. The Company has also agreed to reimburse MLV for certain expenses incurred in connection with entering into the sales agreement and has provided MLV with customary indemnification rights.

The foregoing description of the sales agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K also incorporates by reference the sales agreement into our shelf registration statement on Form S-3, as amended (File No. 333-184164), previously filed with the SEC.

The opinion of our counsel regarding the validity of the Common Stock that will be issued pursuant to the sales agreement also is filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Dorsey & Whitney LLP
10.1	At-the-Market Issuance Sales Agreement between BSD Medical Corporation and MLV & Co. LLC, dated May 9, 2014
23.1	Consent of Dorsey & Whitney LLP (contained in Exhibit 5.1 above)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSD MEDICAL CORPORATION

Date: May 9, 2014

By: /s/ William S. Barth
Name: William S. Barth
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Dorsey & Whitney LLP
10.1	At-the-Market Issuance Sales Agreement between BSD Medical Corporation and MLV & Co. LLC, dated May 9, 2014
23.1	Consent of Dorsey & Whitney LLP (contained in Exhibit 5.1 above)